Exhibit 10 (v)


HOME BENEFICIAL CORPORATION
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


TABLE OF CONTENTS

                                                                            Page

Section 1.        Establishment and Purpose of the Plan........................1

         1.1.     Establishment................................................1
         1.2.     Purpose......................................................1

Section 2.        Participation by Eligible Executives.........................2

         2.1.     Eligible Executives on Effective Date........................2
         2.2.     Eligible Executives after Effective Date.....................2
         2.3.     Written Proof of Participation Required......................2

Section 3.        Accrued Benefit .............................................3

         3.1.     Accrued Benefit Definition...................................3
         3.2.     Other Benefit Definitions....................................3
         3.3      Cessation of Benefit Accrual after a Change in Control.......3
         3.4      Required Reductions..........................................3

Section 4.        Benefits.....................................................5

         4.1.     Normal Retirement Benefit....................................5
         4.2.     Late Retirement Benefit......................................5
         4.3.     Early Retirement Benefit.....................................5
         4.4.     Vested Retirement Benefit....................................5
         4.5.     Disability Retirement Benefit................................6
         4.6.     Joint & Spouse Survivor Annuity Option.......................6
         4.7.     Additional Benefits..........................................6

Section 5.        Preretirement Death Benefits................................10

         5.1.     Preretirement Death Benefit.................................10
         5.2.     Payment to Beneficiaries....................................10

Section 6.        Nature of Participant's Interest in Plan ...................11

         6.1.     No Right to Assets..........................................11


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         6.2.     No Right to Transfer Interest...............................11
         6.3.     No Employment Rights .......................................11
         6.4.     Withholding and Tax Liabilities.............................11

Section 7.        Administration, Interpretation, and Modification of Plan....12

         7.1.     Plan Administrator..........................................12
         7.2.     Powers of Committee.........................................12
         7.3.     Finality of Committee Determinations........................12
         7.4.     Incapacity..................................................12
         7.5.     Amendment, Suspension, and Termination......................12
         7.6.     Power to Delegate Board Authority...........................12
         7.7.     Headings....................................................12
         7.8.     Severability................................................12
         7.9.     Governing Law...............................................12
         7.10.    Complete Statement of Plan..................................12
         7.11.    Administration Matters Arising Upon a Change in Control.....13
         7.12.    Participation by Company Affiliates.........................13

Section 8         Terms Used in the Plan......................................14

         8.1.     Gender and Number...........................................14
         8.2.     Definitions.................................................14


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                          HOME BENEFICIAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           EFFECTIVE NOVEMBER 1, 1996




SECTION 1.    ESTABLISHMENT AND PURPOSE OF THE PLAN.

         1.1. ESTABLISHMENT. Effective November 1, 1996, the Company established the Plan for the benefit of the Participants.

         1.2. PURPOSE. The Plan is an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. The Plan provides supplemental retirement income to Participants in excess of their employer-provided benefits under certain other plans and arrangements up to the maximum benefit specified in the Plan. The Plan also provides supplemental survivor's income to Participants' Beneficiaries, a death benefit, and certain limited medical benefits.

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SECTION 2.    PARTICIPATION BY ELIGIBLE EXECUTIVES.

         2.1. ELIGIBLE EXECUTIVES ON EFFECTIVE DATE. An employee who is an Eligible Executive on the Effective Date will become a Participant in the Plan beginning on the Effective Date.

         2.2. ELIGIBLE EXECUTIVES AFTER EFFECTIVE DATE. An employee who first becomes an Eligible Executive after the Effective Date will become a Participant in the Plan as of the date he is designated as an Eligible Executive by the Compensation Committee in its sole discretion.

         2.3. WRITTEN PROOF OF PARTICIPATION REQUIRED. No employee will become a Participant in the Plan unless he and the Company execute a written participation agreement in the form attached hereto recognizing his participation in the Plan. The executed copy of the written participation agreement will constitute an agreement between the Company and the employee that binds both of them to the terms of the Plan. The written participation agreement will be binding on their heirs, executors, administrators, successors, and assigns, both present and future. The executed copy of the written participation agreement must be signed on the Company's behalf by an authorized officer (other than the employee) and by the employee on his own behalf.
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SECTION 3. ACCRUED BENEFIT.

         3.1. ACCRUED BENEFIT DEFINITION. A Participant's Accrued Benefit under the Plan is a monthly benefit equal to one twelfth of the Applicable Percentage of his Final Compensation multiplied by a fraction (not to exceed one) whose numerator is his Period of Service as an Eligible Executive and a Participant from November 1, 1996 until his Determination Date and whose denominator is ten, payable in the applicable Normal Payment Form beginning on his Normal Retirement Date, and reduced in accordance with Section 3.4. In the event of a Change in Control, each Participant who is an Eligible Executive as of the date of the Change in Control will be deemed to have a Period of Service as an Eligible Executive and a Participant of ten years, thereby causing the fraction described above to be equal to one.

         3.2. OTHER BENEFIT DEFINITIONS.

                  (a) A Participant's Applicable Percentage is the percentage that is specified by the Compensation Committee with respect to the Participant for purposes of the Plan and that is reflected in the written participation agreement between the Company and the Participant executed in accordance with Section 2.3.

                  (b) The Determination Date with respect to a Participant is the date he ceases to be an Eligible Executive for any reason (including without limitation, his death) or, if earlier, the date a Change in Control occurs.

                  (c) A Participant's Final Compensation is 52 times his Final Week Compensation. The Final Week Compensation of a Participant is the gross amount of base salary paid to him for the highest week of the 260 weeks of service closest to the Determination Date, plus the highest annual bonus for that period divided by 52.

                  (d) The Normal Payment Form for a Tier One Participant will be a Joint & Spouse Survivor Annuity at his Benefit Starting Date or, if earlier, at his death. If the Tier One Participant is not married at his Benefit Starting Date or, if earlier, at his death, his Normal Payment Form will be a Single Life Annuity. The Normal Payment Form for Participant who is not a Tier One Participant will be a Single Life Annuity.

         3.3. CESSATION OF BENEFIT ACCRUAL AFTER A CHANGE IN CONTROL. In the event a Change in Control occurs, all further benefit accrual under the Plan shall cease as of the day after the date the Change in Control occurs.

         3.4. REQUIRED REDUCTIONS. The monthly installments otherwise included in a Participant's Accrued Benefit will be reduced as follows:

                  (a) First, each monthly installment will be reduced by an amount that is the monthly Actuarial Equivalent (converted to the form of benefit payable to the Participant under this Plan) payable at the Plan's Normal Retirement Date of all
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         employer-provided    benefits   accrued   through   the   Participant's
         Determination Date which the Participant or, where applicable, his Beneficiary is receiving under any defined benefit plan (other than this Plan) maintained by the Company or any Company Affiliate. Employer-provided benefits provided to an alternate payee under a qualified domestic relations order will be treated as if they were provided to the Participant. The reduction required under this Section 3.4(a) shall be applied only based on and only as and when actual benefit payments under such other defined benefit plans are made.

                  (b) Second, if the Participant elects to begin receiving benefits before his Normal Retirement Date, the monthly installment resulting after the preceding reductions have been made will be further reduced by 5/12 of one percent for each month during which benefits are scheduled to be paid before his Normal Retirement Date.

                           Notwithstanding the foregoing, no such reduction shall be effected if the Participant becomes Disabled while an Eligible Executive and is receiving a Disability Retirement Benefit.

                  (c) Third, after the preceding reductions have been made, the resulting monthly installment will be further reduced by multiplying it by the Participant's Vested Percentage. The Vested Percentage is 100 percent in the case of a Participant whose Period of Service is five or more years, and the Vested Percentage of each Participant whose Period of Service is less than five years is zero.

                           Notwithstanding the foregoing, a Participant's Vested Percentage will be 100 percent if, at or before his Determination Date, either he dies while an Eligible Executive, he becomes Disabled while an Eligible Executive or he is an Eligible Executive at the date of a Change in Control.

                           A Participant whose Vested Percentage is 100 percent is sometimes referred to as a Vested Participant.

                  (d) Fourth,  after the  preceding  reductions  have been made, each monthly installment made during a month for which the Participant receives benefits under a long- term disability welfare plan maintained by the Company will be further reduced by the amount of the employer-provided long-term disability benefit he receives for that month.
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SECTION 4. BENEFITS

         4.1. NORMAL RETIREMENT BENEFIT. A Participant who retires from service with the Company on his Normal Retirement Date is entitled to a Normal Retirement Benefit. Unless he elects otherwise, he will receive his Normal Retirement Benefit in the applicable Normal Payment Form beginning on his Normal Retirement Date. The monthly installments made under his Normal Retirement Benefit will be the same as the monthly installments under his Accrued Benefit.

         4.2. LATE RETIREMENT BENEFIT. A Participant who retires from service with the Company after his Normal Retirement Date is entitled to a Late Retirement Benefit. Unless he elects otherwise, he will receive his Late Retirement Benefit in the applicable Normal Payment Form beginning on the first day of the month after he retires from service with the Company. The monthly installments made under his Late Retirement Benefit will be the same as the monthly installments under his Accrued Benefit, beginning with the monthly installment for the month that includes his Late Retirement Date. For purposes of calculating the Final Week Compensation and Period of Service of a Participant entitled to a Late Retirement Benefit, compensation paid and service after the Participant's Normal Retirement Date will be taken into account.

         4.3. EARLY RETIREMENT BENEFIT. A Participant who retires from service with the Company on or after age 55 but before his Normal Retirement Date is entitled to an Early Retirement Benefit. Unless he elects otherwise, he will receive his Early Retirement Benefit in the applicable Normal Payment Form beginning on his Normal Retirement Date. The monthly installments made under his Early Retirement Benefit will be the same as the monthly installments under his Accrued Benefit. However, he may elect to begin receiving his Early Retirement Benefit on the first day of any month before his Normal Retirement Date (his Early Retirement Date) and on or after the date he retires from service with the Company, in accordance with Section 3.4(b).

         4.4.  VESTED RETIREMENT BENEFIT.

                  (a) A Participant who is an Eligible Executive at the date a Change in Control occurs is entitled to a Vested Retirement Benefit. Unless he elects otherwise, he will receive his Vested Retirement in the applicable Normal Payment Form beginning on the first day of the month following the date the Change in Control occurs. The monthly installments made under his Vested Retirement Benefit will be the same as the monthly installments under his Accrued Benefit. The Participant's Vested Retirement Benefit will not be reduced in accordance with Section 3.4(b).

                  (b) A Participant who does not retire under the Plan and who is not otherwise entitled to a Vested Retirement Benefit under Section 4.4(a) but who has a Vested Percentage of 100 percent and whose employment with the Company terminates for any reason other than retirement or death is entitled to a Vested Retirement Benefit. Unless he elects otherwise, he will receive his Vested Retirement
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         in  the  applicable   Normal  Payment  Form  beginning  on  his  Normal
         Retirement  Date.  The  monthly  installments  made  under  his  Vested
         Retirement Benefit will be the same as the monthly installments under his Accrued Benefit. However he may elect to begin receiving his Vested Retirement Benefit on the first day of any month before his Normal Retirement Date and on or after age 55, in accordance with Section 3.4(b).

         4.5. DISABILITY RETIREMENT BENEFIT. A Participant who becomes Disabled while an Eligible Executive and before he satisfies the requirements for another Retirement Benefit under this Section 4 is entitled to a Disability Retirement Benefit while he remains Disabled. Unless he elects otherwise, he will receive his Disability Retirement Benefit in the applicable Normal Payment Form beginning on his Disability Retirement Date. The monthly installments made under his Disability Retirement Benefit will be the same as the monthly installments under his Accrued Benefit, and will not be reduced in accordance with Section 3.4(b).

         4.6. JOINT & SPOUSE SURVIVOR ANNUITY OPTION. A Participant who is not a Tier One Participant may elect to receive his Retirement Benefit in the form of a Joint & Spouse Survivor Annuity rather than a Single Life Annuity. The Joint & Spouse Survivor Annuity may begin on the first day of any month on which the Participant is entitled to begin receiving his Retirement Benefit and will be the Actuarial Equivalent of the Retirement Benefit that would have been payable to him in the form of a Single Life Annuity beginning on that day. Any election under this Section 4.6 must be made before the Participant's Benefit Starting Date and may not be changed or revoked after that date, provided however that such an election will be automatically revoked if the Participant is not married at his Benefit Starting Date. A Participant shall have an election period of at least 60 days to make his election under this Section 4.6.

         4.7. ADDITIONAL BENEFITS. In addition to the various forms of retirement benefits described above, in the event of a Change in Control, the following additional benefits will be provided to Participants who are Eligible Executives at the date the Change in Control occurs:

                  (a) LIFE INSURANCE - In the event of a Participant's cessation of employment for any reason other than death on or after the date a Change in Control occurs, the Participant's Beneficiary will be entitled to a life insurance benefit which will pay upon the Participant's death the excess of (i) the following applicable amount over (ii) the actual amount of the life insurance death benefit paid (whether or not to that Beneficiary) with respect to the Participant under the Home Beneficial Death and Disability Plan (or any successor to such plan):

                  o 100% of his total normal compensation (based on the four most recently completed calendar quarters prior to cessation of employment and defined in the same manner as provided in the Home Beneficial Death and Disability Plan for retiree death benefit purposes at the date of the Change in Control) for the first full year following cessation of employment,

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                  o        75% of his total normal compensation for the second
                           full year following cessation of employment, and
                  o 50% of his total normal compensation for each year thereafter.

                  (b) MEDICAL BENEFIT - In the event of a Change in Control, each Tier One Participant who is an Eligible Executive at the date the Change in Control occurs and his spouse to whom he is married at the date of the Change in Control shall be entitled to receive until age 65 health care coverage for himself and his family which is comparable to that provided, and for which the cost to the Participant does not exceed the cost to an active employee, at the date of the Change in Control occurs under the Home Beneficial Medical Expense Plan.

                  (c) GROSS-UP BENEFIT - In the event of a Change in Control, anything in the Plan to the contrary notwithstanding, in the event it shall be determined that any benefit, payment or distribution by the Company to or for the benefit of a Participant who is an Eligible Executive at the date the Change in Control occurs or his Beneficiary (determined without regard to any additional payments required under this Section 4.7(c) (a "Payment") is or would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Participant or his Beneficiary with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Participant or his Beneficiary shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Participant or his Beneficiary of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Participant or his Beneficiary retains an amount of the Gross- Up Payment equal to the Excise Tax imposed upon the Payments.

                           The  following  shall  apply  for  purposes  of  this
         Section 4.7(c):

                           (i) Subject to the  provisions of clause (ii) of this
                  Section 4.7(c), all determinations required to be made under this Section 4.7(c), including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by or such other certified public accounting firm as may be designated by the Participant or his
                  Beneficiary  (the  "Accounting   Firm")  which  shall  provide
                  detailed supporting calculations both to the Company and the Participant or his Beneficiary within 15 business days of the receipt of notice from the Participant or his Beneficiary that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Participant or his
                  Beneficiary  shall  appoint  another   nationally   recognized
                  accounting firm to make the determinations required hereunder (which accounting firm shall then
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                  be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this
                  Section 4.7(c), shall be paid by the Company to the Participant or his Beneficiary within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Participant or his Beneficiary. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"),
                  consistent   with  the   calculations   required  to  be  made
                  hereunder. In the event that the Company exhausts its remedies pursuant to this Section 4.7(c) and the Participant or his Beneficiary thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Participant or his Beneficiary.

                           (ii) The Participant or his Beneficiary  shall notify
                  the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Participant or his Beneficiary is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid in writing. The Participant or his Beneficiary shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Participant or his Beneficiary in writing prior to the expiration of such period that it desires to contest such claim, the Participant or his Beneficiary shall:

                           (A) give the Company any information reasonably requested by the Company relating to such claim,

                           (B) take such action in  connection  with  contesting
                  such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                           (C) cooperate with the Company in good faith in order effectively to contest such claim, and

                           (D)  permit  the  Company  to   participate   in  any
                  proceedings relating to such claim.

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                  Notwithstanding the foregoing,  the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Participant or his Beneficiary harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 4.7(c), the Company shall control all proceedings taken in connection with such contest and, at
                  its  sole   option,   may   pursue   or  forgo   any  and  all
                  administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at
                  its  sole  option,   either  direct  the  Participant  or  his
                  Beneficiary  to pay the tax claimed and sue for a refund or to
                  contest  the  claim  in  any  permissible   manner,   and  the
                  Participant or his Beneficiary agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine. If the Company directs the Participant or his Beneficiary to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Participant or his Beneficiary, on an interest-free basis and shall indemnify and hold the Participant or his Beneficiary harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of
                  taxes  for  the  taxable  year  of  the   Participant  or  his
                  Beneficiary with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment
                  would  be  payable   hereunder  and  the  Participant  or  his
                  Beneficiary shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                           (iii) If, after the receipt by the Participant or his
                  Beneficiary of an amount advanced by the Company pursuant to this Section 4.7(c), the Participant or his Beneficiary becomes entitled to receive any refund with respect to such claim, the Participant or his Beneficiary shall (subject to the Company's complying with the requirements of this Section 4.7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Participant or his Beneficiary of an amount advanced by the Company pursuant to this Section 4.7(c), a determination is made that the Participant or his Beneficiary shall not be entitled to any refund with respect to such claim and the Company does not notify the Participant or his Beneficiary in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be

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                  required  to be repaid  and the amount of such  advance  shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.
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SECTION 5.  PRERETIREMENT DEATH BENEFITS.

         5.1. PRERETIREMENT DEATH BENEFIT. If a Vested Participant (as defined in Section 3.4(c)) dies before his Benefit Starting Date, his surviving spouse, if any, is entitled to a Preretirement Death Benefit. The Preretirement Death Benefit with respect to a Participant is that portion of the Participant's Accrued Benefit that would have been paid to the surviving spouse after the Participant's death if (i) the Participant's Retirement Benefit had begun on the earliest date after his death on which he could have begun receiving benefits under Section 4 ("his assumed Benefit Starting Date"), (ii) the Participant's Retirement Benefit was paid in the form of a Joint & Spouse Survivor Annuity, and (iii) the Participant died on the day after his assumed Benefit Starting Date.

                  If  a   Preretirement   Death   Benefit   is  payable  to  the
Participant's surviving spouse, that spouse shall automatically be considered the Participant's Beneficiary with respect to such benefit under the Plan.

         5.2. PAYMENT TO BENEFICIARIES. The Preretirement Death Benefit with respect to a Participant will be paid to the Participant's surviving spouse, if any, in the form of a Single Life Annuity for the Beneficiary's life commencing on the earliest date after the Participant's death on which he could have begun receiving benefits under Section 4.

SECTION 6. NATURE OF PARTICIPANT'S INTEREST IN PLAN.

         6.1. NO RIGHT TO ASSETS. Participation in the Plan does not create, in favor of any Participant or Beneficiary, any right or lien in or against any asset of the Company. Nothing contained in the Plan, and no action taken under its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person. The Company's promise to pay benefits under the Plan will at all times remain unfunded as to each Participant and Beneficiary, whose rights under the Plan are limited to those of a general and unsecured creditor of the Company.

         6.2. NO RIGHT TO TRANSFER INTEREST. Rights to benefits payable under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance. However, the Administrative Committee may permit a Participant or Beneficiary to enter into a revocable arrangement to pay all or part of his benefits under the Plan to a revocable grantor trust (a so-called "living trust"). In addition, the Administrative Committee may recognize the right of an alternate payee named in a domestic relations order to receive all or part of a Participant's benefits under the Plan, but only if (a) the domestic relations order would be a "qualified domestic relations order" within the meaning of section 414(p) of the Code (if section 414(p) applied to the Plan), (b) the domestic relations order does not attempt to give the alternate payee any right to any asset of the Company, (c) the domestic relations order does not attempt to give the alternate payee any right to receive payments under the Plan at a time or in an amount that the Participant could not receive under the Plan, and (d) the amount of the Participant's benefits under the Plan are reduced to reflect any payments made or due the alternate payee.

         6.3. NO EMPLOYMENT RIGHTS. No provisions of the Plan and no action taken by the Company, the Board of Directors, the Compensation Committee, or the Administrative Committee will give any person any right to be retained in the employment of the Company, and the Company specifically reserves the right and power to dismiss or discharge any participant with or without cause, maintaining the "at-will employment status of all employees".

         6.4. WITHHOLDING AND TAX LIABILITIES. The amount of any withholdings required to be made by any government or government agency will be deducted from benefits paid under the Plan to the extent deemed necessary by the Administrative Committee. In addition, the Participant or Beneficiary (as the case may be) will bear the cost of any taxes not withheld on benefits provided under the Plan, regardless of whether withholding is required.

SECTION 7.  ADMINISTRATION, INTERPRETATION, AND MODIFICATION OF PLAN.

         7.1. PLAN ADMINISTRATOR. The Administrative Committee will administer the Plan and is the plan administrator of the Plan.

         7.2. POWERS OF COMMITTEE. The Administrative Committee's powers include, but are not limited to, the power to adopt rules consistent with the Plan; the power to decide all questions relating to the interpretation of the terms and provisions of the Plan; and the power to resolve all other questions arising under the Plan (including, without limitation, the power to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision). The Administrative Committee has discretionary authority to exercise each of the foregoing powers.

         7.3. FINALITY OF COMMITTEE DETERMINATIONS. Determinations by the Administrative Committee and any interpretation, rule, or decision adopted by the Administrative Committee under the Plan or in carrying out or administering the Plan will be final and binding for all purposes and upon all interested persons, their heirs, and their personal representatives.

         7.4. INCAPACITY. If the Administrative Committee, in its sole discretion, determines that any person entitled to benefits under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless a duly qualified guardian or other legal representative has been appointed) may be paid for the benefit of such person to his spouse, parent, brother, sister, or other party deemed by the Administrative Committee to have incurred expenses for such person.

         7.5. AMENDMENT, SUSPENSION, AND TERMINATION. The Board of Directors has the right by written resolution to amend, suspend, or terminate the Plan at any time. However, no amendment, suspension, or termination will apply to an employee who already is a Participant in the Plan without the Participant's express written consent.

         7.6. POWER TO DELEGATE BOARD AUTHORITY. The Board of Directors may, in its sole discretion, delegate to any person or persons all or part of its authority and responsibility under the Plan, including, without limitation, the authority to amend the Plan.

         7.7. HEADINGS. The headings used in this document are for convenience of reference only and may not be given any weight in interpreting any provision of the Plan.

         7.8. SEVERABILITY. If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the remaining provisions of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

         7.9. GOVERNING LAW. The Plan will be construed, administered, bind regulated in accordance with the laws of the Commonwealth of Virginia, except to the extent that those laws are preempted by federal law.

         7.10. COMPLETE STATEMENT OF PLAN. This Plan contains a complete statement of its terms. The Plan may be amended, suspended or terminated only in writing and then only as provided in Section 7.5. A Participant's right to any benefit of a type provided under the Plan will be determined solely in accordance with the terms of the Plan. No other evidence, whether written or oral, will be taken into account in interpreting the provisions of the Plan. Notwithstanding the preceding provisions of this Section 7.10, for purposes of determining benefits with respect to a Participant, this Plan will be deemed to include (a) the provisions of the written participation agreement executed in accordance with Section 2.3, and (b) the provisions of any other written agreement between the Company and the Participant to the extent such other agreement explicitly provides for the incorporation of some or all of its terms into this Plan.

         7.11. ADMINISTRATIVE MATTERS ARISING FROM A CHANGE IN CONTROL. In the event of a Change in Control as defined in Section 8.2, the Company will, within 90 days, place the amount necessary to pay future benefits into a grantor trust (the Trust) to be used for benefit payments, but subject to the general creditors of the Company as provided therein.

                  The trustee of the Trust is expressly authorized, though not required, to purchase annuities for payment of the benefits within 60 days following the establishment of the Trust, such Trust to begin payment of benefits as soon as possible, commensurate with this agreement.

                  Nothing in this Section 7.11 shall be construed to authorize or delay benefit payments due under the Plan.

         7.12. PARTICIPATION BY COMPANY AFFILIATES. Any Company Affiliate may adopt this Plan for the benefit of one or more of its employees who are Eligible Executives with the consent of its Board of Directors and the Company's Board of Directors. Such adoption shall be reflected in an adoption agreement or in the Plan. Each Company Affiliate adopting the Plan shall be jointly and severally liable with the Company and other adopting Company Affiliates for benefits accrued under the Plan participating in the Plan. As of the Effective Date, the only Company Affiliate adopting the Plan is Home Beneficial Life Insurance Company.

SECTION 8. TERMS USED IN THE PLAN.

         8.1. GENDER AND NUMBER. Words used in the masculine gender in the Plan are intended to include the feminine and neuter genders, where appropriate. Words used in the singular form in the Plan are intended to include the plural form, where appropriate, and vice versa.

         8.2. DEFINITIONS. When used in capitalized form in the Plan, the following words and phrases have the following meanings, unless the context clearly indicates that a different meaning is intended:

                  "ACCRUED BENEFIT" means the benefit described in Section 3.

                  "ACTUARIAL  EQUIVALENT"  means  the  following:  an  amount or benefit is the "Actuarial Equivalent" of, or is "Actuarially Equivalent" to, another amount or benefit as of a specified date, if the Actuarial Present Value as of the specified date of the first amount or benefit equals the Actuarial Present Value as of the specified date of the second amount or benefit, when calculated using the same actuarial assumptions.

                  Actuarial Equivalence under Section 3.4 will be determined as of the Participant's Benefit Starting Date, and the resulting benefit will be expressed in the applicable Normal Payment Form beginning on the Participant's Normal Retirement Date.

                  Actuarial Equivalence under Section 4.6 will be determined as of the Participant's Benefit Starting Date, and the resulting benefit will be expressed in the form of a Joint & Spouse Survivor Annuity beginning on the Participant's Benefit Starting Date.

                  Actuarial Equivalence under the definition of "Single Life Annuity" in this Section 8.2 will be determined as of the Beneficiary's Benefit Starting Date, and the resulting benefit will be expressed in the form of a Single Life Annuity beginning on the Beneficiary's Benefit Starting Date.

                  To determine the actuarial equivalent of a benefit in the form of a Joint & Spouse Survivor Annuity, the factors in Table II-C of the Home Beneficial Retirement Plan for benefits earned after December 3l, 1988 shall be used. For this purpose, the "Normal Retirement Age Payment Date" in such Table shall be applied based on the Retirement Plan's definition and not based on this Plan's definition of Normal Retirement Date and shall also be determined without the 5/12 of one percent early payment reduction built into the Table.

                  "ACTUARIAL PRESENT VALUE" means the value as of a specified date of an amount or a series of amounts due before or thereafter, where each amount is multiplied by the probability that the condition or conditions on which payment of the
                                                                           81
         amount is contingent will be satisfied, and where each amount so multiplied is then increased (if due before) or discounted (if due thereafter) according to assumed rate of interest to reflect the time value of money. Unless the Plan specifies otherwise, the mortality table and interest rate used to calculate the Actuarial Present Value of an amount or series of amounts will be the mortality table and interest rate in effect under section 417(e)(3)(A)(ii) of the Code in effect in the month before the beginning of the plan year, during which such computation is being made.

                  "ADMINISTRATIVE COMMITTEE" means the Board of Directors or any other person or committee appointed by the Board of Directors. However, following a Change in Control, "Administrative Committee" means the trustee under the Trust maintained by the Company in connection with the Plan unless the Board of Directors as such Board is constituted prior to such Change in Control provides otherwise.

                  "APPLICABLE PERCENTAGE" has the meaning assigned to that term in Section 3.2(a).

                  "ASSOCIATE" has the meaning assigned to that term for purposes of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act.

                  "BENEFICIAL OWNER" means the following: a Person is deemed to be the "Beneficial Owner" of, to "Beneficially Own," and to have "Beneficial Ownership" of, any securities:

                  (1) which such Person or any of such Person's Securities Law Affiliates or Associates beneficially owns, directly or indirectly;

                  (2) which such Person or any of such Person's Securities Law Affiliates or Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided that a Person shall not be deemed the "Beneficial Owner" of; or to "Beneficially Own," or to have "Beneficial Ownership" of, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Securities Law Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (whether or not in writing); provided that a Person shall not be deemed the "Beneficial Owner" of; or to "Beneficially Own," or to have "Beneficial Ownership" of; any security under this clause (B) if the agreement, arrangement, or understanding to vote such security (i) arises solely form irrevocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Securities Exchange Act, and (ii) is not also then reported by such Person on Schedule 13D under the Securities Exchange Act (or any comparable or successor report); or

                  (3) which are beneficially owned, directly or in directly, by any other Person (or any Securities Law Affiliate or Associate thereof) with which such Person or any of such Person's Securities Law Affiliates or Associates has any agreement, arrangement, or understanding (whether or not in writing) or with which such Person or any of such Person's Securities Law Affiliates have otherwise formed a group for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B)(i) of paragraph (2), above), or disposing of any securities of the Company.

                  "BENEFICIARY" means, except as otherwise expressly provided in
         Section 5 for purposes of the Preretirement Death Benefit, the person designated in writing by a Participant to receive benefits under the Plan after the Participant's death. If a Participant dies and he has failed to designate a Beneficiary or his designated Beneficiary fails to survive him, his Beneficiary will be the person to whom he is married at the time of his death, or if he is not married at that time, his Beneficiary will be the executor of his will or the administrator of his estate. A Participant may revoke in writing a prior designation of a Beneficiary at any time prior to receipt of benefits.

                  "BENEFIT STARTING DATE" means the date on which a Participant or Beneficiary is scheduled to begin receiving benefits under the Plan.

                  "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "CHANGE IN CONTROL" means the first to occur of the following events (however if the 1984 Voting Trust, due to continue until May 11, 1997 is not renewed, such nonrenewal will not be considered a Change in Control):

                  (1) an acquisition (other than directly from the Company) of securities of the Company by any Person, immediately after which such Person, together with all Securities Law Affiliates and Associates of such Person, becomes the Beneficial Owner of securities of the Company representing 50 percent or more of the Voting Power, provided that, in determining whether a Change in Control has occurred, the acquisition of securities of the Company in a Non-Control Acquisition will not constitute an acquisition that would cause a Change in Control; or

                  (2) four or more directors, whose election or nomination for election is not approved by a majority of the members of the Incumbent Board then serving as members of the Board of Directors, are elected within any single 12-month period to serve on the Board of Directors; provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened Election Contest or Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, will be deemed not to have been approved by a majority of the Incumbent Board for purposes of this definition; or
                                                                             83

                  (3) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

                  (4) consummation of:

                  (A) a merger, consolidation, or reorganization involving the Company, unless

                           (i) the shareholders of the Company, immediately before the merger, consolidation, or reorganization, own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 75 percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation, or reorganization;

                           (ii) individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute at least a majority of the board of directors of the Surviving Corporation; and

                           (iii) no Person  (other  than (1) the  Company or any
                  Subsidiary thereof, (2) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the Surviving Corporation, or (3) any Person who, immediately prior to such merger, consolidation, or reorganization, had Beneficial Ownership of securities representing 25 percent or more of the Voting Power) has Beneficial Ownership of securities representing 25 percent or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

                  (B) a complete liquidation or dissolution of the Company; or

                  (C) the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary of the Company).

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMPANY" means Home Beneficial Corporation, any successor to Home Beneficial Corporation. Employment with the Company includes employment with any Company Affiliate.

                  "COMPANY AFFILIATE" means any corporation, partnership, or other organization, partnership, or other organization required to be aggregated with the Company under section 414(b) and (c) of the Code.

                  "COMPENSATION COMMITTEE" means the Compensation Committee of the Board of Directors or if there is no such committee, the Board of Directors.

                  "DETERMINATION DATE" with respect to a Participant means the applicable date as of which his benefit is determined as described in
         Section 3.2(b).

                  "DISABILITY RETIREMENT BENEFIT" means the benefit described in
         Section 4.5.

                  "DISABLED" means entitled to receive disability benefits under a long-term disability plan or disability retirement benefits under a defined benefit plan (other than this Plan) maintained by the Company.

                  "EARLY RETIREMENT BENEFIT" means the benefit described in
         Section 4.3.

                  "EARLY RETIREMENT DATE" shall be that last day of the calendar month coinciding with or next following the date of early retirement from the Company. A Participant who has attained the age of fifty-five years or more and has completed a Period of Service of at least five years as determined for vesting purposes under Section 3.4(c).

                  "EFFECTIVE DATE" means November 1, 1996.

                  "ELECTION CONTEST" means an election contest described in Rule 14a-II promulgated under the Securities Exchange Act.

                  "ELIGIBLE  EXECUTIVE"  means a common law  employee  who is an officer of the Company or a Company Affiliate or who holds another key position with the Company or a Company Affiliate and, in either case, who is designated as an "Eligible Executive" for purposes of this Plan by the Compensation Committee in its sole discretion. Unless otherwise expressly provided in a Participant's written participation agreement referred to in Section 2.3, any such designation may be terminated for prospective periods, but not retroactively, by the Compensation Committee in its sole discretion, and any such designation shall automatically terminate when the person ceases to be a common law employee of the Company and all Company Affiliates, in which case the employee will cease to be an "Eligible Employee" prospectively from the effective date of such termination. Notwithstanding the foregoing, no termination of such a designation may be made by the Compensation Committee (whether by termination of the employee's employment or his actual designation as an Eligible Executive or otherwise) in anticipation of a Change in Control.

                  "FINAL WEEK COMPENSATION" has the meaning assigned to that term in Section 3.2(c).
                                                                             85

                  "INCUMBENT BOARD" means individuals who, as of the close of business on the Effective Date, are members of the Board of Directors; provided that, if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 75 percent of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest or other actual or threatened Proxy Contest, including by reason of any agreement intended to avoid or settle any election Contest or Proxy contest.

                  JOINT & SPOUSE SURVIVOR ANNUITY" means an annuity payable in equal monthly installments to the Participant, beginning with the calendar month in which his Benefit Starting Date occurs and ending with the calendar month in which he dies, and thereafter in equal monthly installments of the same amount to his surviving spouse (if any), beginning with the calendar month following the calendar month in which he dies and ending with the calendar month in which his surviving spouse dies.

                  "LATE RETIREMENT BENEFIT" means the benefit described in
         Section 4.2.

                  "LATE RETIREMENT DATE" means the first day of the month following the month in which a Participant retires from service with the Company, if he retires from service with the Company after his Normal Retirement Date.

                  "NON-CONTROL ACQUISITION" means an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by
         (a) the Company or (b) any of its Subsidiaries, (2) the Company or any of its Subsidiaries, or (3) any Person in connection with a Non-Control Transaction.

                  "NON-CONTROL TRANSACTION" means any transaction described in clauses (4)(A)(i) through (iii) of the definition of "Change in Control."

                  "NORMAL PAYMENT FORM" with respect to a Participant means the applicable form of payment described for the Participant in Section 3.2(d).

                  "NORMAL RETIREMENT BENEFIT" means the benefit described in
         Section 4.1.

                  "NORMAL RETIREMENT DATE" means the first day of the month following the month in which a Participant reaches age 65, unless a Change in Control occurs, in which case Normal Retirement Date means the first day of the month following the month in which the Change in Control occurs for each Participant who is an Eligible Executive at the date the Change in Control occurs. In the case of a Participant who dies before reaching his Normal Retirement Date, Normal Retirement Date means the day on which the Participant would have reached his Normal Retirement Date had he not died.

                  "PARTICIPANT" means a member of a select group of management or highly compensated employees of the Company or a Company Affiliate who has become a participant in the Plan under Section 2.

                  Certain Participants are designated as Tier One Participants in their written participation agreements referred to in Section 2.3. All Participants who are not so designated as Tier One Participants shall be considered Tier Two Participants.

                  Once an Eligible Executive becomes a Participant, he shall be a Participant for so long as he is an Eligible Executive or he is entitled to future benefits under the terms of the Plan.

                  "PERIOD OF SERVICE" with respect to an employee means the period he is a common law employee of the company or any company Affiliate, based on whole months of employment and expressed in years and months (expressed as 1/12th of a year each), whether or not such employment is continuous. Separate periods of employment shall be aggregated, with 30 days being considered a month in the case of aggregated separate partial months of employment.

                  "PERSON" means any individual, firm, corporation, partnership, joint venture, association, trust, or other entity.

                  "PLAN" means the Home Beneficial Corporation Supplemental Executive Retirement Plan as set forth in this document.

                  "PRERETIREMENT DEATH BENEFIT" means the benefit described in
         Section 5.1.

                  "PROXY CONTEST" means a solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

                  "RETIREMENT BENEFIT" means a Normal Retirement Benefit, a Late Retirement Benefit, an Early Retirement Benefit, a Vested Retirement Benefit, or a Disability Retirement Benefit.

                  "SECTION" means a section of this Plan. For example, a reference to Section 2 includes a reference to Sections 2.1 through 2.3, while a reference to Section 2.1 is intended as a reference to
         Section 2.1 only.

                  "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, amended and in effect from time to time.

                  "SECURITIES EXCHANGE AFFILIATE" means an "affiliate" as defined for purposes
                                                                             87

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         of Rule 12b-2 of the General Rules and Regulations under the Securities
         Exchange Act.

                  "SINGLE LIFE ANNUITY" generally means an annuity payable in equal monthly installments to the Participant, beginning with the calendar month in which the Participant's Benefit Starting Date occurs and ending with the calendar month in which the Participant dies.

                  The Single Life Annuity payable to a Beneficiary means an annuity payable in equal monthly installments to the Beneficiary, beginning with the calendar month in which the Beneficiary's Benefit Starting Date occurs and ending with the calendar month in which the Beneficiary dies.

                  "SUBSIDIARY" of any Person means any corporation or other entity of which at least 80 percent (or such lesser percentage as the Administrative Committee may determine) of the voting power of the voting equity securities or voting interest therein is owned, directly or indirectly, by such Person.

                  "SURVIVING  CORPORATION" means a corporation  resulting from a
         merger,   consolidation,   or  reorganization  described  in  paragraph
         (4)(A)(i) of the definition of "Change in Control."

                  "TRUST" means the grantor trust referred to in Section 7.11, which trust is maintained under that certain document known as the Home Beneficial Corporation Supplemental Executive Retirement Trust Agreement.

                  "VESTED PARTICIPANT" means a Participant described as such in
         Section 3.4(c).

                  "VESTED RETIREMENT BENEFIT" means the benefit described in
         Section 4.4.

                  "VOTING POWER" means the voting power of all securities of the Company then outstanding generally entitled to vote for the election of directors of the Company.


        WITNESS, THE FOLLOWING SIGNATURES THIS    DAY OF DECEMBER, 1996:

                          HOME BENEFICIAL CORPORATION


ATTEST:                                         BY:
       ----------------------------------           ---------------------------
        JAMES M. WILTSHIRE, JR.                          R. W. WILTSHIRE

        TITLE:  SECRETARY                                TITLE:  CHAIRMAN


                                                         HOME BENEFICIAL
                                                         LIFE INSURANCE COMPANY


ATTEST:                                         BY:
       ----------------------------------           ---------------------------
        JAMES M. WILTSHIRE, JR.                          R. W. WILTSHIRE

        TITLE:  SECRETARY                                TITLE:  CHAIRMAN



                                                                              89

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